                                                                    EXHIBIT 10.2


                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.

             FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

                  This FIFTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of August 8, 2001 and entered into by and among, WOLVERINE TUBE INC., a Delaware corporation (the "COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation ("WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), MELLON BANK, N.A., as documentation agent (in such capacity, the "DOCUMENTATION AGENT") and the financial institutions listed on the signature pages hereto (each individually referred to herein as a "LENDER" and collectively, as "LENDERS"), and is made with reference to that certain Credit Agreement dated as of April 30, 1997, by and among the Borrowers, the Lenders, the Administrative Agent and the Documentation Agent, as amended as of June 26, 1998, as of March 10, 1999, as of June 30, 1999 and as of May 31, 2000 (such Credit Agreement, as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                 R E C I T A L S

                  WHEREAS, the Borrowers have requested that Requisite Lenders, pursuant to Section 10.6 of the Credit Agreement, agree to (i) modify the provisions of certain financial covenants in the Credit Agreement and (ii) make certain other amendments and waivers as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                                   SECTION 1
                                   AMENDMENTS

                  The terms of the Credit Agreement are hereby amended effective, subject to Section 5D, as of Fifth Amendment Effective Date, as follows:

A. AMENDED DEFINITIONS. The following definitions set forth in Subsection 1.1 of the Credit Agreement shall be amended by deleting each such definition in its entirety and substituting the following definitions therefor:

                  "APPLICABLE MARGIN" means as of any date and with respect to any Applicable Level, the corresponding percentage set forth below:

     ==========              ==========
     APPLICABLE              APPLICABLE
       LEVEL                   MARGIN
     ==========              ==========
         I                      .750%
     ----------              ----------
         II                    1.000%
     ----------              ----------
        III                    1.250%
     ----------              ----------
         IV                    1.500%
     ----------              ----------
         V                     1.750%
     ----------              ----------
         VI                    2.000%
     ==========              ==========

                  "CONSOLIDATED ADJUSTED EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income,
                  (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) for the Fiscal Quarter ending June 30, 2001, but only to the extent included in the calculation of Consolidated Net Income, up to $4,693,000 of the charge incurred in connection with the restructuring of WRI, (vii) for the Fiscal Quarter ending September 30, 2001, but only to the extent included in the calculation of Consolidated Net Income, up to $2,500,000 of the charge incurred in connection with the restructuring of WRI and (viii) other non-cash items reducing Consolidated Net Income less other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for the Company and its Subsidiaries in conformity with GAAP.

                  "WRI SECURITY AGREEMENT" means the general security agreement executed by WRI in favor of Wolverine Canada to secure the intercompany indebtedness in an aggregate principal amount not in excess of Cdn.$20,220,000 owed by WRI to Wolverine Canada and approved prior to its execution by the Administrative Agent, with such amendments, supplements or other modifications that are approved by Requisite Lenders from time to time.

B. INTERCOMPANY INDEBTEDNESS. Subsection 7.1(iv) of the Credit Agreement shall be amended by deleting the reference to "Cdn.$18,500,000" in the eight line thereof and substituting "Cdn.$20,220,000" therefor.

C. MAXIMUM LEVERAGE. Subsection 7.6C of the Credit Agreement shall be amended by adding the phrase "; provided that for the four-Fiscal Quarter periods ending on September 30, 2001 and December 31, 2001, the Borrowers shall not permit such ratio to exceed 4.25:1.00".

                                   SECTION 2
                                 LIMITED WAIVER

                  Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrowers herein contained, the Lenders hereby waive, for the period commencing on April 1, 2001 through and including August 17, 2001, compliance with the Cdn.$18,500,000 limitations in the definition of "WRI Security Agreement" and in subsection 7.1(iv) of the Credit agreement.

                                   SECTION 3
                              LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

         (a) constitute a waiver of compliance by the Borrowers with respect to (i) subsection 7.1(iv) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the Credit Agreement or otherwise); or

         (b) prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed

                                   SECTION 4
                    BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company and Wolverine Canada hereby represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. The Company and Wolverine Canada have all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company and Wolverine Canada, as the case may be.

                  C. NO CONFLICT. The execution and delivery by the Company and Wolverine Canada of this Amendment and the performance by the Company and Wolverine of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company, Wolverine Canada or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company, Wolverine Canada or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company, Wolverine Canada or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company, Wolverine Canada or any of their respective Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company and Wolverine Canada of this Amendment and the performance by Company and Wolverine Canada of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Company and Wolverine Canada and are the legally valid and binding obligations of the Company and Wolverine Canada enforceable against the Company and Wolverine Canada in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date (as defined below) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                   SECTION 5
                                 MISCELLANEOUS

A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the provisions of the Credit Agreement as amended and waived hereby.

         (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon (i) the execution of a counterpart hereof by Borrowers and Requisite Lenders, (ii) receipt by the Company and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof, (iii) receipt by the Administrative Agent from the Company for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on August 8, 2001, of an amendment fee in an amount equal to 0.10% of each such Lender's Commitment (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE") and (iv) receipt by the Administrative Agent of all other fees and expenses due and owing under the Credit Agreement; provided that upon satisfaction of the conditions described in clauses (i), (ii), (iii) and (iv) above, the amendment to the definition of "Consolidated Adjusted EBITDA" set forth in Section 1 shall be deemed effective as of June 30, 2001.

                                   SECTION 6
                   ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

                  Each of Tube Forming L.P., Small Tube Manufacturing Corp., and Wolverine Finance Company hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       WOLVERINE TUBE, INC.


                                       By:  /s/ James E. Deason
                                          --------------------------------------
                                            Name:  James E. Deason
                                            Title: Executive Vice President, CFO

                                       Notice Address:
                                       Wolverine Tube, Inc.
                                       200 Clinton Avenue, Suite 1000
                                       Huntsville, AL  35801
                                       Attention:  James E. Deason

                                       WOLVERINE TUBE (CANADA) INC.


                                       By:  /s/ James E. Deason
                                          --------------------------------------
                                            Name:  James E. Deason
                                            Title: Executive Vice President, CFO


                                        Notice Address:

                                        Wolverine Tube, Inc.
                                        200 Clinton Avenue, Suite 1000
                                        Huntsville, AL  35801
                                        Attention:  James E. Deason

                                 TUBE FORMING L.P.,
                                 a Delaware limited partnership

                                 By:  WOLVERINE TUBE, INC.

                                      By: /s/ James E. Deason
                                         ---------------------------------------
                                          Name:  James E. Deason
                                          Title: Executive Vice President, CFO

                                 Notice Address:

                                 Wolverine Tube, Inc.
                                 200 Clinton Avenue, Suite 1000
                                 Huntsville, AL  35801
                                 Attention:  James E. Deason

                                 SMALL TUBE MANUFACTURING CORP.,
                                 a Delaware corporation


                                 By: /s/ James E. Deason
                                    --------------------------------------------
                                    Name: James E. Deason
                                    Title:  Executive Vice President, CFO

                                 Notice Address:

                                 Wolverine Tube, Inc.
                                 200 Clinton Avenue, Suite 1000
                                 Huntsville, AL  35801
                                 Attention:  James E. Deason

                                 WOLVERINE FINANCE COMPANY,
                                 a Tennessee corporation


                                 By: /s/ James E. Deason
                                    --------------------------------------------
                                     Name:  James E. Deason
                                     Title:  Executive Vice President, CFO

                                 Notice Address:

                                 Wolverine Tube, Inc.
                                 200 Clinton Avenue, Suite 1000
                                 Huntsville, AL  35801
                                 Attention:  James E. Deason

                                 CREDIT SUISSE FIRST BOSTON,
                                 as the Administrative Agent


                                 By: /s/ Robert N. Finney
                                    --------------------------------------------
                                     Name: Robert N. Finney
                                     Title:  Managing Director


                                 By:
                                    --------------------------------------------
                                     Name:
                                     Title:


                                 Notice Address:

                                 Credit Suisse First Boston
                                 11 Madison Avenue
                                 New York, NY  10010-3629
                                 Attention:  Robert Finney

                                 CREDIT SUISSE FIRST BOSTON,
                                 as a Lender


                                 By:  /s/ Robert N. Finney
                                    --------------------------------------------
                                      Name:  Robert N. Finney
                                      Title:   Managing Director


                                 By:
                                    -------------------------------------------
                                      Name:
                                      Title:


                                 Notice Address:

                                 Credit Suisse First Boston
                                 11 Madison Avenue
                                 New York, NY  10010-3629
                                 Attention:  Robert Finney

                                 MELLON BANK, N.A., individually and as
                                 Documentation Agent


                                 By: /s/ Roger N. Stanier
                                    --------------------------------------------
                                     Name:  Roger N. Stanier
                                     Title:  Vice President


                                 Notice Address:

                                 Mellon Bank, N.A.
                                 Three Mellon Bank Center
                                 23rd Floor
                                 Pittsburgh, PA 15259-0003
                                 Attention:  Loan Administration

                                 Copy to:

                                 Mellon Bank, N.A.
                                 One Mellon Bank Center
                                 Pittsburgh, PA 15258-0001
                                 Attention:  Roger N. Stanier

                                 CREDIT LYONNAIS NEW YORK BRANCH
                                 as a Lender


                                 By:  /s/ Attila Koc
                                     ------------------------------------------
                                      Name:  Attila Koc
                                      Title:  Senior Vice President


                                 Notice Address:

                                 Credit Lyonnais New York Branch
                                 2200 Ross Avenue
                                 Suite 4400W
                                 Dallas, TX  75201
                                 Attention:  Brian Brown

                              BANK OF AMERICA, N.A.
                              f/k/a Bank of America National Trust and Savings Association, (successor by merger to Bank of America Illinois), successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., (successor by merger to NationsBank, N.A. (South))

                              By: /s/ Deirdre B. Doyle
                                 ----------------------------------------------
                                  Name:  Deirdre B. Doyle
                                  Title:  Principal


                              Notice Address:

                              Bank of America, N. A.
                              100 North Tryon St. 22nd Floor
                              Mail Code:  NC1-007-22-24
                              Charlotte, NC  28255
                              Attention:  Deirdre B. Doyle

                                             THE BANK OF NOVA SCOTIA,
                                             as a Lender


                                             By: /s/ W. J. Brown
                                                 -------------------------------
                                                 Name:  W. J. Brown
                                                 Title:   Vice President


                                             Notice Address:

                                             The Bank of Nova Scotia
                                             Suite 2700
                                             600 Peachtree Street NE
                                             Atlanta, GA  30308
                                             Attention:  Pat Brown

                                            FIRST UNION NATIONAL BANK
                                            as a Lender


                                            By: /s/ Jorge A. Gonzalez
                                               ----------------------------
                                               Name:  Jorge A. Gonzalez
                                               Title: Senior Vice President


                                            Notice Address:

                                            First Union Securities, Inc.
                                            201 South College Street, 24th Floor
                                            Charlotte, NC  28288-1183
                                            Attention:  Shawn Young

                                    SUNTRUST BANK (successor in interest to
                                    SunTrust Bank, Nashville, N.A.)
                                    as a Lender


                                    By: /s/ Jim Sloan
                                       -----------------------------------------
                                       Name:  Jim Sloan
                                       Title:  Vice President


                                    Notice Address:

                                    Suntrust Bank
                                    P.O. Box 305110
                                    Nashville, TN  37230-5110
                                    Attention:  Jim Sloan